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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2006

CHINA UNISTONE ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50980	20-1098541
(State or Other Jurisdiction	(Commission	(IRA Employer
of Incorporation	File Number)	Identification No.)

105 West 13th Street, Suite 7A
New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                    (646) 383-4832

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

China Unistone Acquisition Corp. (“China Unistone”), its wholly-owned subsidiary, Yucheng Technologies Limited (“Yucheng”), an international limited company organized under the laws of the British Virgin Islands (“BVI”), and the other corporate and individual parties to the three securities purchase agreements for the purchase of all the equity securities of (a) Ahead Billion Venture Limited, a company which will hold, either directly or indirectly, 100% of the equity interests of Beijing Sihitech Co., Ltd. and the related Sihitech companies, and (b) Port Wing Development Company Limited, a company which will hold, either directly or indirectly, 100% of the equity interests of Beijing e-Channels Century Technology Co., Ltd. and the related e-Channel companies, have entered into amendments to extend the termination date of the agreements to November 24, 2006, and have confirmed the other terms of each of the securities purchase agreements as entered into previously.

The technical amendment of the acquisition agreements was necessary to provide additional time to meet the requirements for approval by the China Unistone stockholders, including the preparation of the fiscal year ended December 31, 2005 audit and proxy filings with the Securities and Exchange Commission and provide sufficient solicitation time for the special meeting of the China Unistone stockholders.

Item 9.01.              Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits:

10.1

Amendment No. 1, dated June 29, 2006, to Securities Purchase Agreement among Registrant, Yucheng Technologies Limited, Sihitech Company Limited, Mega Capital Group Services Limited, Profit Loyal Consultants Limited, Elite Concord International Limited, China Century Holdings Group Limited, Shinning Growth Investment Group Limited, Chih Cheung, James Li, James Preissler, for the acquisition of Ahead Billion Venture Limited, and Port Wing Development Company Limited, dated December 20, 2005 (“Acquisition Agreement”)

10.2

Amendment No. 1, dated June 29, 2006, to Acquisition Agreement for the equity interests of Beijing Sihitech Co., Ltd. among Beijing Xinyuan Tianyu Technologies Co., Ltd., Beijing Zhanheng Jiyuan Software Technologies Co., Ltd., Beijing Sihitech Co., Ltd., Ahead Billion Venture Limited and Scheduled Individual Shareholders dated December 20, 2005

10.3

Amendment No. 1, dated June 29, 2006, to Acquisition Agreement for the equity interests of Beijing e-Channels Century Technology Co., Ltd. among Beijing e-Channels Coordination Technology Co., Ltd., Beijing e-Channels Century Technology Co., Ltd., Port Wing Development Company Limited and Scheduled Individual Shareholders dated December 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2006	CHINA UNISTONE ACQUISITION
CORPORATION

	By:	/s/ James Preissler
	Name:	James Preissler
	Title:	Chief Financial Officer and Secretary